SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 17, 2001
                ------------------------------------------------

                               MIRANT CORPORATION
             (Exact name of registrant as specified in its charter)

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     Delaware                         001-16107               58-2056305
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
 of incorporation)               Number)              No.)

1155 Perimeter Center West Suite 100, Atlanta, Georgia                30338
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code               (678) 579-5000
                                                  ------------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other
On September 17, 2001, our Board of Directors approved the repurchase of up to 10 million shares of our common stock. The authorization is effective immediately and continues over the next 30 days. Pursuant to the authorization, repurchases may be made, in the open market, in privately negotiated transactions and/or in block transactions, from time-to-time, depending on market conditions. Additionally, purchases may be discontinued at any time.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     September 17, 2001                           MIRANT CORPORATION




                                               By /s/ James A. Ward
                                               -------------------------------
                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                 (Principal Accounting Officer)